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                                                                      Exhibit 23

                         CONSENT OF INDEPENDENT ACCOUNTS

       We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 2-90702, 33-18202, 33-55986, 33-56101
and 333-95043) of Ecolab Inc. of our report dated June 20, 2001 related to the financial statements, which appears in this Form 11-K.

                                        /s/ PricewaterhouseCoopers LLP
                                        PRICEWATERHOUSECOOPERS LLP
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Minneapolis, Minnesota
June 25, 2001